Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

HFGM	Unlimited HFGM Global Macro ETF

listed on NYSE Arca, Inc.

 July 10, 2025

Supplement to the Summary Prospectus

dated April 11, 2025, and the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 11, 2025, as supplemented

Effective as of the open of trading on July 16, 2025 (the “Effective Date”), the listing exchange for shares of Unlimited HFGM Global Macro ETF (ticker: HFGM), a series of Tidal Trust I, will be changed from NYSE Arca, Inc. to New York Stock Exchange LLC.

Accordingly, as of the Effective Date, all references to “NYSE Arca, Inc.” in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “New York Stock Exchange LLC.”

Please retain this Supplement for future reference.